UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 29, 2011
RHI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34102	36-4614616

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1325 Avenue of Americas, 21st Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 977-9001
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     As previously disclosed, on December 10, 2010, RHI Entertainment, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”, and the filing therein, the “Chapter 11 Filing”). The Chapter 11 cases are being jointly administered under the caption “In re RHI Entertainment, Inc., et. al.” Case No. 10-16536.
     On March 29, 2011, the Company issued a press release announcing that on March 29, 2011, the Bankruptcy Court approved the confirmation of the Debtors’ Joint Prepackaged Plan of Reorganization dated as of November 1, 2010 (the “Original Plan”, and as amended to include amendments dated November 19 and 29, 2010, the “Plan”), as modified by the First Modification to the Joint Prepackaged Plan of Reorganization (the “Plan Modification” and the Plan, as modified by the Plan Modification, the “Modified Plan”). Upon the effectiveness of the Modified Plan, the Company’s current equityholders will have no continuing interest in the Company.
     The Modified Plan is available on the public website of the bankruptcy administration agent at http://www.loganandco.com, under case RHI Entertainment. The information on the bankruptcy administration agent website is not incorporated by reference in this Current Report on Form 8-K.
     A copy of the Company’s press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:
99.1    Press Release, dated March 29, 2011
Cautionary Statement Regarding Forward-Looking Statements
     This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Debtors’ future performance, as well as management’s expectations, beliefs, plans, estimates, or projections related to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements include and may be indicated by words or phrases such as “may,” “anticipate,” “estimate,” “plans,” “expects,” “projects,” “should,” “believes,” or “intends” and similar words and phrases.
     All forward-looking statements, as well as the Debtors’ business and strategic initiatives, are subject to risks and uncertainties that could cause actual results to differ materially from expected results. Management believes that these forward-looking statements are reasonable. However, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Debtors undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Additional information concerning the risks and uncertainties that you may wish to consider are contained in Part VIII of the Debtors’ Disclosure Statement and in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 26, 2010. The Disclosure Statement is available on the public website of the bankruptcy administration agent at http://www.loganandco.com, under case RHI Entertainment. The information on the bankruptcy administration agent website is not incorporated by reference in this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHI ENTERTAINMENT, INC. (Registrant)
Date: March 30, 2011	By:	/s/ Henry S. Hoberman
		Name:	Henry S. Hoberman
		Title:	Executive Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description

99.1	Press Release, dated March 29, 2011

4